Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies
Commitments and Contingencies

 15. Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 71 vessels as at December 31, 2024 is as follows:

Amount
December 31, 2025	$634,080
December 31, 2026	462,024
December 31, 2027	327,105
December 31, 2028	108,599
December 31, 2029	47,748
Total minimum lease revenue, net of address commissions	$1,579,556